Exhibit 99.2

Press Release

Santander Holdings USA, Inc. Announces

Exchange Offer for Any and All of its

4.450% Senior Notes Due 2021

and 3.700% Senior Notes Due 2022

BOSTON, September 25, 2019 – PRESS RELEASE

Santander Holdings USA, Inc. (“SHUSA”) today announced the commencement of a transaction to exchange any and all of its outstanding 4.450% Senior Notes Due 2021 and 3.700% Senior Notes Due 2022 (the “Old Notes”) pursuant to private exchange offers (each, an “Exchange Offer”) open to certain investors:

Security	CUSIP	Outstanding Principal Amount	Reference U.S. Treasury Security	Bloomberg Reference Page(1)	Fixed Spread	Cash Payment of Premium to Par(2)	Hypothetical Exchange Price(3)

4.450% Notes due 2021	80282KAU0	$1,000,000,000	1.500% due August 31, 2021	PX1	60.0 bps	100%	$1,045.00
3.700% Notes due 2022	80282KAT3, 80282KAK2, U8029KAA0	$1,440,000,000	1.500% due September 15, 2022	PX1	80.0 bps	100%	$1,031.43

(1) The page on Bloomberg from which the Dealer Managers will quote the bid-side prices of the Reference U.S. Treasury Security specified in the table above.

(2) With respect to each series of Old Notes, represents the percentage that will be paid in cash of the portion of the Exchange Price (as defined below and calculated at 2:00 p.m., New York City time, on October 1, 2019 (subject to certain exceptions set forth in the Offering Memorandum)) that exceeds $1,000 per $1,000 principal of such validly tendered Old Notes.

(3) Schedule B to the Offering Memorandum sets forth the formula for the calculation of the Hypothetical Exchange Price. The Hypothetical Exchange Price was calculated at 2:00 p.m., New York City time, on September 24, 2019.

Only a holder who is (1) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)); or (2) a person located outside the United States who is (i) not a “U.S. person” (as defined in Rule 902 under the Securities Act), (ii) not acting for the account or benefit of a U.S. person and (iii) a “Non-U.S. qualified offeree” (as defined in the Offering Memorandum) is authorized to participate in the Exchange Offers. Subject to applicable law, SHUSA may, at its sole discretion, waive any condition applicable to the Exchange Offers and may extend the Exchange Offers. Under certain conditions and as more fully described in the Offering Memorandum, SHUSA may terminate the Exchange Offers before the Exchange Offer Expiration Time. SHUSA will terminate the Cash Offer for a given series of Old Notes if it terminates the Exchange Offer for such series of Old Notes.

The new notes to be issued hereunder (the “New Notes”) will mature on October 5, 2026. Interest on the New Notes will accrue from the Payment Date at a rate equal to the sum of (x) the bid-side yield on the Reference U.S. Treasury Security due August 31, 2026 at the Price Determination Time (as defined below) (based on the bid-side price indicated on the Bloomberg

Reference Page at such date and time) and (y) 1.68% (168.0 basis points). The New Notes will be the unsecured, unsubordinated obligations of the Company and will rank equally with all of its other unsecured and unsubordinated debt. Neither the New Notes nor the Old Notes are bank deposits and or insured by the Federal Deposit Insurance Corporation or any other governmental agency, nor are they obligations of, or guaranteed by, a bank.

Concurrently with the Exchange Offers, SHUSA also announced today the commencement of two separate cash tender offers (each, a “Cash Offer”) for such two series of notes. The Exchange Offers are being made pursuant to an Offering Memorandum and a Notice of Guaranteed Delivery, each dated today, which contain detailed information concerning the terms of the Exchange Offers. The Exchange Offers will expire at 5:00 p.m., New York City time, on October 1, 2019 unless extended or earlier terminated by SHUSA (the “Exchange Offer Expiration Time”).

Tenders of Old Notes pursuant to the Exchange Offers may be validly withdrawn at any time before the earlier of (i) the Exchange Offer Expiration Time and (ii) if the Exchange Offers are extended, the 10th business day after commencement of the Exchange Offers. Old Notes tendered pursuant to the Exchange Offers may also be validly withdrawn at any time after the 60th business day after commencement of the Exchange Offers if for any reason the Exchange Offers have not been consummated within 60 business days after commencement.

The “Exchange Price” for each $1,000 principal amount of the Old Notes validly tendered and accepted for exchange pursuant to each Exchange Offer is a combination of: (i) a principal amount of New Notes equal to the discounted value (calculated in accordance with the formula set forth in Schedule A to the Offering Memorandum) on the Payment Date of the remaining payments of principal and interest (excluding accrued interest) per $1,000 principal amount of the Old Notes through the applicable par call date of the Old Notes, using a yield equal to the sum of the yield (the “Reference Yield”) based on the bid-side price of the Reference U.S. Treasury Security specified on the table above, as calculated by Dealer Managers at 2:00 p.m., New York City time, on October 1, 2019 (subject to certain exceptions set forth in the Offering Memorandum, such time and date, as the same may be extended, the “Price Determination Time”) plus the Fixed Spread specified in the table above, minus the Cash Component (as defined below); and (ii) cash with an aggregate value equal to the applicable Exchange Price per $1,000 principal amount of such series of Existing Notes minus $1,000 (the “Cash Component”).

Payment for any Old Notes that are validly tendered and not validly withdrawn and accepted for purchase will be made promptly following the Exchange Offer Expiration Time (such date, the “Exchange Offer Payment Date”). We expect the Exchange Offer Payment Date to occur on October 4, 2019 with respect to Old Notes accepted for purchase on or about the Exchange Offer Expiration Time. We expect the payment for Old Notes delivered under the guaranteed delivery procedures to occur on October 4, 2019. Old Notes purchased pursuant to the Exchange Offers will be cancelled.

SHUSA is making the Exchange Offers in order to extend the maturity of the debt obligations associated with the Old Notes during a time of favorable market conditions. SHUSA intends to fund the payment of cash pursuant to the Exchange Offers from cash on hand.

The Exchange Offers are conditioned upon the satisfaction of certain customary conditions described in the Offering Memorandum, including the timely satisfaction or waiver of all conditions precedent to the completion of the corresponding Cash Offers. The Exchange Offers are conditioned upon the issuance of an aggregate principal amount of New Notes of not less than $400,000,000.

SHUSA has appointed Barclays Capital Inc., Citigroup Global Markets Inc. and Santander Investment Securities Inc. to act as dealer managers for the Exchange Offers, and has retained D.F. King & Co., Inc. to serve as the exchange agent and information agent. Requests for documents may be directed to D.F. King & Co., Inc. by telephone at +1 212 269-5550

(banks and brokers) or +1 800 814-2879. Questions regarding the Exchange Offers may be directed to Barclays Capital Inc. at +1 800 438-3242 or collect at +1 212 528-7581; to Citigroup Global Markets Inc. at +1 800 558-3745 or collect at +1 212 723-6106; or to Santander Investment Securities Inc. at +1 855 404-3636 or collect at +1 212 940-1442.

Copies of the Offering Memorandum and related Notice of Guaranteed Delivery are available at the following web address: www.dfking.com/santander.

Neither the Offering Memorandum, the Notice of Guaranteed Delivery nor any related documents have been filed with the U.S. Securities and Exchange Commission, nor have any such documents been filed with or reviewed by any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Offering Memorandum or the Notice of Guaranteed Delivery or any related documents, and it is unlawful and may be a criminal offense to make any representation to the contrary.

This announcement is not an offer to purchase or a solicitation of an offer to purchase. The Exchange Offers are being made solely by SHUSA pursuant to the Offering Memorandum and the Notice of Guaranteed Delivery. The Exchange Offers are not being made to, nor will SHUSA accept tenders of Old Notes from, holders in any jurisdiction in which the Exchange Offers or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction.

Santander Holdings USA, Inc. (SHUSA) is a wholly-owned subsidiary of Madrid-based Banco Santander, S.A. (NYSE: SAN) (Santander), with more than 144 million customers in the U.S., Europe and Latin America. SHUSA is the parent company of six financial companies with approximately 17,000 employees, 5.2 million customers and assets of over $154.6 billion. These include Santander Bank, N.A.; Santander Consumer USA Holdings Inc. (NYSE: SC); Banco Santander International of Miami; Banco Santander Puerto Rico; Santander Securities LLC of Boston; and Santander Investment Securities Inc. of New York; and several other subsidiaries.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, SHUSA’s statements regarding the Exchange Offers and the Cash Offers. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the Annual Report on Form 10-K SHUSA files with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in SHUSA’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for SHUSA to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in communication. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by SHUSA or any other person that SHUSA’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on SHUSA’s forward-looking statements, and SHUSA undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Disclaimer

This announcement must be read in conjunction with the Offering Memorandum and related Notice of Guaranteed Delivery. This announcement and the Offering Memorandum and related Notice of Guaranteed Delivery (including the documents incorporated by reference therein) contain important information which must be read carefully before any decision is made with respect to the Exchange Offers. If any holder of Old Notes is in any doubt as to the action it should take, it is recommended to seek its own legal, tax, accounting and financial advice, including as to any tax consequences, immediately from its stockbroker, bank manager, attorney, accountant or other independent financial or legal adviser. Any individual or company whose Old Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Exchange Offers. None of SHUSA, the dealer managers, the tender and information agent, any person who controls, or is a director, officer, employee or agent of such persons, or any affiliate of such persons, makes any recommendation as to whether holders of Old Notes should participate in the Exchange Offers.

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FINANCIAL CONTACT:

Andrew Withers

617.757.3524

awithers@santander.us

MEDIA CONTACTS:

Laurie Kight

617.757.5891

laurie.kight@santander.us

Nancy Orlando

617.757.5765

nancy.orlando@santander.us